UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):        November 19, 2001
                                                   -----------------------------


                            WKI Holding Company, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  333-57099              16-1403318
--------------------------------   ----------------       -------------------
 (State or other jurisdiction of   (Commission file         (IRS Employer
      of incorporation)                 number)           Identification No.)


       One Pyrex Place, Elmira, New York                     14902-1555
---------------------------------------------------       -------------------
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:          607-377-8000
                                                          -------------------

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ITEM 5. OTHER EVENTS
------- ------------

     On November 14, 2001, WKI Holding Company, Inc. (the Company) issued a press release announcing results for the third quarter ended September 30, 2001. A copy of the Company's press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
------  ---------------------------------

(c)  The following are filed as Exhibits to this report

     Exhibit  No.           Description of Exhibit

     99.1                   Press Release issued November 14, 2001, announcing
                             third  quarter  results



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           WKI Holding Company, Inc.



Date: November 19, 2001                    /s/ Joseph W. McGarr
                                           -----------------------------
                                           Senior Vice President and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit Number                          Exhibit
--------------                          -------
99.1                                    Press Release issued November 14, 2001,
                                         announcing third quarter results


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